SALOMON BROTHERS INVESTORS FUND

                              PURCHASE PURSUANT TO
                                RULE 10f-3 OF ICA
                                -----------------


NAME OF STOCK:                              Stage Stores, Inc.
DATE OF PURCHASE:                           October 24, 1996
NUMBER OF SHARES PURCHASED:                 78,900
AGGREGATE PURCHASE PRICE:                   $1,301,850
PRICE PER SHARE:                            $16.50
UNDERWRITING SPREAD:                        $1.00
% GROSS UNDERWRITING SPREAD:                6.06%
SHARES OFFERED:                             11,000,000
TOTAL OFFERING:                             $181,500,000
4% OF OFFERING:                             $7,260,000
3% OF TOTAL ASSETS:                         $15,509,622(3% of 516,987,404)
BROKER:                                     CS First Boston



Note: A total of 98,200 shares was purchased by funds in the Salomon Brothers complex for an aggregate purchase price of $1,620,300.

The above purchase was made in accordance with the procedures adopted by the Board of Directors pursuant to Rule 10(f)3 of the Investment Company Act of 1940, as amended.

101



Underwriters

       CS First Boston Corporation
       Bear, Stearns & Co., Inc.
       Donaldson, Lufkin & Jenrette Securities Corporation
       PaineWebber Incorporated
       The Buckingham Research Group, Incorporated
       Dillon, Read & Co., Inc.
       A.G. Edwards & Sons, Inc.
       EVEREN Securities, Inc.
       Goldman , Sachs & Co.
       Legg Mason Wood Walker Incorporated
       McDonald & Company Securities, Inc.
       Merrill Lynch, Pierce, Fenner & Smith
       Montgomery Securities
       Morgan Keegan & Company, Inc.
       Morgan Stanley & Co. Incorporated
       Principal Financial Securities, Inc.
       Robertson, Stephens & Company LLC
       Salomon Brothers
       Sanders Morris Mundy Inc.
       Invemed Associates, Inc.
       Soutwest Securities Inc.




                         SALOMON BROTHERS INVESTORS FUND

                              PURCHASE PURSUANT TO
                                RULE 10f-3 OF ICA
                                -----------------


NAME OF STOCK:                              The Sabre Group Holdings, Inc.
DATE OF PURCHASE:                           October 10, 1996
NUMBER OF SHARES PURCHASED:                 12,000
AGGREGATE PURCHASE PRICE:                   $324,000
PRICE PER SHARE:                            $27.00
UNDERWRITING SPREAD:                        $1.49
% GROSS UNDERWRITING SPREAD:                5.52%
SHARES OFFERED:                             20,200,000
TOTAL OFFERING:                             $545,400,000
4% OF OFFERING:                             $21,816,000
3% OF TOTAL ASSETS:                         $15,461,294(3% of 515,376,470)
BROKER:                                     Goldman, Sachs & Co.




Note: A total of 49,700 shares was purchased by funds in the Salomon Brothers complex for an aggregate purchase price of $1,341,900.

The above purchase was made in accordance with the procedures adopted by the Board of Directors pursuant to Rule 10(f)3 of the Investment Company Act of 1940, as amended.

101



Underwriters

                 Goldman Sachs & Co
                 Merrill Lynch, Pierce, Fenner & Smith
                 J.P. Morgan Securities Inc.
                 Salomon Brothers
                 Advest, Inc.
                 Robert W. Baird & Co. Incorporated
                 Alex. Brown & Sons Incorporated
                 CS First Boston Corporation
                 Chase Securities, Inc.
                 Citicorp Securities, Inc.
                 Dain Bosworth Incorporated
                 Dean Witter Reynolds Inc.
                 Deutsche Morgan Grenfell / C.J. Lawrence Inc.
                 Donaldson, Lufkin & Jenrette Securities Corporation Hambrecht & Quist LLC
                 Edward D. Jones & Co., L.P.
                 Lehman Brothers Inc.
                 Morgan Stanley & Co. Incorporated
                 PaineWebber Incorporated
                 Principal Financial Securities, Inc.
                 Rauscher Pierce Refsnes, Inc.
                 Robertson, Stephens & Company LLC
                 Muriel Siebert & Co., Inc.
                 Smith Barney, Inc.
                 Wasserstein Perella Securities, Inc.
                 Southwest Securities
                 Value Investing Partners, Inc.
                 Wasserstein Perella Securities, Inc.




                         SALOMON BROTHERS INVESTORS FUND

                              PURCHASE PURSUANT TO
                                RULE 10f-3 OF ICA
                                -----------------


NAME OF STOCK:                              New Holland N.V.
DATE OF PURCHASE:                           November 1, 1996
NUMBER OF SHARES PURCHASED:                 11,800
AGGREGATE PURCHASE PRICE:                   $253,700
PRICE PER SHARE:                            $21.50
UNDERWRITING SPREAD:                        $0.9675
% GROSS UNDERWRITING SPREAD:                4.50%
SHARES OFFERED:                             46,500,000
TOTAL OFFERING:                             $749,812,500
4% OF OFFERING:                             $29,992,500
3% OF TOTAL ASSETS:                         $15,516,757(3% of 517,225,225)
BROKER:                                     Goldman, Sachs & Co.




Note: A total of 49,700 shares was purchased by funds in the Salomon Brothers complex for an aggregate purchase price of $1,068,550.

The above purchase was made in accordance with the procedures adopted by the Board of Directors pursuant to Rule 10(f)3 of the Investment Company Act of 1940, as amended.

101



Underwriters

                 Goldman , Sachs & Co.
                 Morgan Stanley & Co. Incorporated
                 Merrill Lynch, Pierce, Fenner & Smith
                 Salomon Brothers
                 Advest, Inc.
                 Robert W. Baird & Co. Incorporated
                 Bear, Stearns & Co., Inc.
                 Sanford C. Bernstein & Co., inc.
                 CS First Boston Corporation
                 Dain Bosworth Incorporated
                 Dean Witter Reynolds Inc.
                 Deutsche Morgan Grenfell / C.J. Lawrence Inc.
                 Dillon, Read & Co., Inc.
                 Donaldson, Lufkin & Jenrette Securities Corporation A.G. Edwards & Sons, Inc.
                 Fahnestock & Co. Inc.
                 Edward D. Jones & Co., L.P.
                 Lazard Freres & Co. LLC
                 Legg Mason Wood Walker Incorporated
                 Lehman Brothers Inc.
                 Oppenheimer & Co., Inc.
                 Principal Financial Securities, Inc.
                 Rauscher Pierce Refsnes, Inc.
                 Schroder Wertheim & Co. Incorporated
                 Scott & Stringfellow, Inc.
                 Smith Barney, Inc.
                 Stephens Inc.
                 Stifel, Nicolaus & Company, Incorporated
                 Sutro & Co., Incorporated
                 Wasserstein Perella Securities, Inc.
                 CIBC Wood Gundy Securities Corp.




                         SALOMON BROTHERS INVESTORS FUND

                              PURCHASE PURSUANT TO
                                RULE 10f-3 OF ICA
                                -----------------


NAME OF STOCK:                              National Data Corporation
                                            5% Convertible Subordinated Notes
                                            due 11/1/03
DATE OF PURCHASE:                           October 31, 1996
NUMBER OF BONDS PURCHASED:                  $1,200,000
AGGREGATE PURCHASE PRICE:                   $1,200,000
PRICE PER SHARE:                            $100.00
UNDERWRITING SPREAD:                        $2.552
% GROSS UNDERWRITING SPREAD:                2.552%
BONDS OFFERED:                              $125,000,000
TOTAL OFFERING:                             $125,000,000
4% OF OFFERING:                             $5,000,000
3% OF TOTAL ASSETS:                         $15,421,817(3% of $514,060,570)
BROKER:                                     Goldman, Sachs & Co.




Note: A total of $1,350,000 bonds were purchased by funds in the Salomon Brothers complex for an aggregate purchase price of $1,350,000.

The above purchase was made in accordance with the procedures adopted by the Board of Directors pursuant to Rule 10(f)3 of the Investment Company Act of 1940, as amended.

101



Underwriters

                 Goldman, Sachs & Co
                 Salomon Brothers
                 Montgomery Securities
                 NatWest Securities Limited




                         SALOMON BROTHERS INVESTORS FUND

                              PURCHASE PURSUANT TO
                                RULE 10f-3 OF ICA
                                -----------------


NAME OF STOCK:                              Metris Companies
DATE OF PURCHASE:                           October 24, 1996
NUMBER OF SHARES PURCHASED:                 7,900
AGGREGATE PURCHASE PRICE:                   $126,400
PRICE PER SHARE:                            $16.00
UNDERWRITING SPREAD:                        $1.12
% GROSS UNDERWRITING SPREAD:                7.00%
SHARES OFFERED:                             2,833,333
TOTAL OFFERING:                             $45,333,328
4% OF OFFERING:                             $1,813,333
3% OF TOTAL ASSETS:                         $15,509,622(3% of 516,987,404)
BROKER:                                     Smith Barney Inc.




Note: A total of 9,800 shares was purchased by funds in the Salomon Brothers complex for an aggregate purchase price of $156,800.

The above purchase was made in accordance with the procedures adopted by the Board of Directors pursuant to Rule 10(f)3 of the Investment Company Act of 1940, as amended.

101



Underwriters

                 Smith Barney Inc.
                 Bear, Stearns & Co., Inc.
                 William Blair & Company, L.L.C.
                 Sanford C. Bernstein & Co., inc.
                 Brean Murray, Foster Securities Inc.
                 The Chicago Corporation
                 Dain Bosworth Incorporated
                 First of Michigan Corporation
                 Furman Selz LLC
                 Jefferies & Company, Inc.
                 Legg Mason Wood Walker Incorporated
                 McDonald & Company Securities, Inc.
                 Merrill Lynch, Pierce, Fenner & Smith
                 PaineWebber Incorporated
                 Salomon Brothers
                 Sutro & Co., Incorporated
                 Wheat First Securities, Inc.
                 GS2 Securities Inc.
                 C.L. King & Associates, Inc.




                         SALOMON BROTHERS INVESTORS FUND

                              PURCHASE PURSUANT TO
                                RULE 10f-3 OF ICA
                                -----------------


NAME OF STOCK:                              Dominick's Supermarkets, Inc.
DATE OF PURCHASE:                           October 29, 1996
NUMBER OF SHARES PURCHASED:                 19,700
AGGREGATE PURCHASE PRICE:                   $354,600
PRICE PER SHARE:                            $18.00
UNDERWRITING SPREAD:                        $1.17
% GROSS UNDERWRITING SPREAD:                6.50%
SHARES OFFERED:                             8,000,000
TOTAL OFFERING:                             $144,000,000
4% OF OFFERING:                             $5,760,000
3% OF TOTAL ASSETS:                         $15,516,018(3% of 517,200,602)
BROKER:                                     Donaldson, Lufkin & Jenrette




Note: A total of 24,500 shares was purchased by funds in the Salomon Brothers complex for an aggregate purchase price of $441,000.

The above purchase was made in accordance with the procedures adopted by the Board of Directors pursuant to Rule 10(f)3 of the Investment Company Act of 1940, as amended.

101



Underwriters

                 Donaldson, Lufkin & Jenrette Securities Corporation Morgan Stanley & Co. Incorporated
                 BT Securities Corporation
                 Chase Securities, Inc.
                 Bear, Stearns & Co., Inc.
                 CS First Boston Corporation
                 Alex. Brown & Sons Incorporated
                 Deutsche Morgan Grenfell / C.J. Lawrence Inc.
                 A.G. Edwards & Sons, Inc.
                 Goldman , Sachs & Co.
                 Lehman Brothers Inc.
                 Montgomery Securities
                 J.P. Morgan Securities Inc.
                 PaineWebber Incorporated
                 Prudential Securities Incorporated
                 Salomon Brothers
                 Smith Barney, Inc.
                 Arnhold & S. Bleichroeder, Inc.
                 Robert W. Baird & Co. Incorporated
                 William Blair & Company, L.L.C.
                 The Chicago Corporation
                 Cleary Gull Reiland & Mcdevitt Inc.
                 Dain Bosworth Incorporated
                 EVEREN Securities, Inc.
                 First of Michigan Corporation
                 Interstate / Johnson Lane Corporation
                 Legg Mason Wood Walker Incorporated
                 McDonald & Company Securities, Inc.
                 The Ohio Company
                 Ormes Capital Markets, Inc.
                 Parker / Hunter Incorporated
                 Ragen Mackenzie Incorporated
                 Rodman & Renshaw, Inc.
                 Scott & Stringfellow, Inc.
                 Stephens Inc.
                 Sutro & Co., Incorporated
                 Tucker Anthony Incorporated
                 Vector Securities international, Inc.
                 Wheat First Butcher Singer
                 Merill Lynch & Co.
                 GS2 Securities Inc.
                 Redwine & company Inc.
                 Ryan, Beck & Co.,
                 Sands Brothers & Co. Ltd.
                 Wedbush Morgan Securities




                         SALOMON BROTHERS INVESTORS FUND

                              PURCHASE PURSUANT TO
                                RULE 10f-3 OF ICA
                                -----------------


NAME OF STOCK:                              Crown Cork & Seal Company, Inc.
DATE OF PURCHASE:                           October 25, 1996
NUMBER OF SHARES PURCHASED:                 37,800
AGGREGATE PURCHASE PRICE:                   $1,748,250
PRICE PER SHARE:                            $46.25
UNDERWRITING SPREAD:                        $1.61
% GROSS UNDERWRITING SPREAD:                3.48%
SHARES OFFERED:                             9,250,000
TOTAL OFFERING:                             $427,812,500
4% OF OFFERING:                             $17,112,500
3% OF TOTAL ASSETS:                         $15,424,205(3% of 514,140,159)
BROKER:                                     Lazard Freres & Co.




Note: A total of 148,900 shares was purchased by funds in the Salomon Brothers complex for an aggregate purchase price of $6,886,625.

The above purchase was made in accordance with the procedures adopted by the Board of Directors pursuant to Rule 10(f)3 of the Investment Company Act of 1940, as amended.

101



Underwriters

                 Lazard Freres & Co. LLC
                 CS First Boston Corporation
                 Salomon Brothers




                         SALOMON BROTHERS INVESTORS FUND

                              PURCHASE PURSUANT TO
                                RULE 10f-3 OF ICA
                                -----------------


NAME OF STOCK:                              BA Merchant Services, Inc.
DATE OF PURCHASE:                           December 18, 1996
NUMBER OF SHARES PURCHASED:                 78,600
AGGREGATE PURCHASE PRICE:                   $1,218,300
PRICE PER SHARE:                            $15.50
UNDERWRITING SPREAD:                        $0.88
% GROSS UNDERWRITING SPREAD:                5.67%
SHARES OFFERED:                             14,000,000
TOTAL OFFERING:                             $217,000,000
4% OF OFFERING:                             $8,680,000
3% OF TOTAL ASSETS:                         $20,894,776(3% of 522,369,388)
BROKER:                                     Goldman, Sachs & Co.




Note: A total of 98,000 shares was purchased by funds in the Salomon Brothers complex for an aggregate purchase price of $1,519,000.

The above purchase was made in accordance with the procedures adopted by the Board of Directors pursuant to Rule 10(f)3 of the Investment Company Act of 1940, as amended.

101



Underwriters

                 Goldman, Sachs & Co
                 Montgomery Securities
                 Salomon Brothers
                 Robert W. Baird & Co. Incorporated
                 Sanford C. Bernstein & Co., inc.
                 Alex. Brown & Sons Incorporated
                 Chase Securities, Inc.
                 Cowen & Company
                 Dain Bosworth Incorporated
                 Dean Witter Reynolds Inc.
                 A.G. Edwards & Sons, Inc.
                 Furman Selz LLC
                 Gerard Klauer Mattison & Co., LLC
                 Janney Montgomery Scott Inc.
                 Edward D. Jones & Co., L.P.
                 Legg Mason Wood Walker Incorporated
                 J.P. Morgan Securities Inc.
                 Morgan Stanley & Co. Incorporated
                 Robertson, Stephens & Company LLC
                 Wasserstein Perella Securities, Inc.
                 Wheat First Butcher Singer




                         SALOMON BROTHERS INVESTORS FUND

                              PURCHASE PURSUANT TO
                                RULE 10f-3 OF ICA
                                -----------------


NAME OF STOCK:                              Abercrombie & Fitch
DATE OF PURCHASE:                           September 25, 1996
NUMBER OF SHARES PURCHASED:                 15,300
AGGREGATE PURCHASE PRICE:                   $244,800
PRICE PER SHARE:                            $16.00
UNDERWRITING SPREAD:                        $1.06
% GROSS UNDERWRITING SPREAD:                6.63%
SHARES OFFERED:                             7,000,000
TOTAL OFFERING:                             $112,000,000
4% OF OFFERING:                             $4,480,000
3% OF TOTAL ASSETS:                         $13,497,244(3% of 449,908,135)
BROKER:                                     Goldman, Sachs & Co.




Note: A total of 20,000 shares was purchased by funds in the Salomon Brothers complex for an aggregate purchase price of $320,000.

The above purchase was made in accordance with the procedures adopted by the Board of Directors pursuant to Rule 10(f)3 of the Investment Company Act of 1940, as amended.

101



Underwriters

                 Goldman , Sachs & Co.
                 Lazard Freres & Co. LLC
                 Montgomery Securities
                 J.P. Morgan Securities Inc.
                 Bear, Stearns & Co., Inc.
                 William Blair & Company, L.L.C.
                 Alex. Brown & Sons Incorporated
                 The Buckingham Research Group, Incorporated
                 CS First Boston Corporation
                 Chase Securities, Inc.
                 The Chicago Corporation
                 Citicorp Securities, Inc.
                 Deutsche Morgan Grenfell / C.J. Lawrence Inc.
                 Dillon, Read & Co., Inc.
                 Donaldson, Lufkin & Jenrette Securities Corporation Furman Selz LLC
                 Gerard Klauer Mattison & Co., LLC
                 Gruntal & Co., Incorporated
                 J.J.B. Hillard, W.L. Lyons, Inc.
                 Legg Mason Wood Walker Incorporated
                 McDonald & Company Securities, Inc.
                 Merrill Lynch, Pierce, Fenner & Smith
                 Morgan Stanley & Co. Incorporated
                 NatCity Investments, Inc.
                 The Ohio Company
                 Oppenheimer & Co., Inc.
                 Prudential Securities Incorporated
                 Raymond James & Associates, Inc.
                 Robertson, Stephens & Company LLC
                 Rodman & Renshaw, Inc.
                 Salomon Brothers
                 Schroder Wertheim & Co. Incorporated
                 Stephens Inc.
                 UBS Securities Inc.
                 Black & Company, Inc.
                 HSBC Securities Inc.




                         SALOMON BROTHERS INVESTORS FUND

                              PURCHASE PURSUANT TO
                                RULE 10f-3 OF ICA
                                -----------------


NAME OF STOCK:                              The Houston Exploration Company
DATE OF PURCHASE:                           September 19, 1996
NUMBER OF SHARES PURCHASED:                 39,000
AGGREGATE PURCHASE PRICE:                   $604,500
PRICE PER SHARE:                            $15.50
UNDERWRITING SPREAD:                        $1.09
% GROSS UNDERWRITING SPREAD:                7.03%
SHARES OFFERED:                             6,200,000
TOTAL OFFERING:                             $96,100,000
4% OF OFFERING:                             $3,844,000
3% OF TOTAL ASSETS:                         $14,884,489(3% of 496,149,647)
BROKER:                                     Goldman Sachs & Co.




Note: A total of 50,000 shares was purchased by funds in the Salomon Brothers complex for an aggregate purchase price of $775,000.

The above purchase was made in accordance with the procedures adopted by the Board of Directors pursuant to Rule 10(f)3 of the Investment Company Act of 1940, as amended.

101



Underwriters

                 Goldman , Sachs & Co.
                 Donaldson, Lufkin & Jenrette Securities Corporation PaineWebber Incorporated
                 A.G. Edwards & Sons, Inc.
                 Lehman Brothers Inc.
                 Merrill Lynch, Pierce, Fenner & Smith
                 Rauscher Pierce Refsnes, Inc.
                 Salomon Brothers
                 Wasserstein Perella Securities, Inc.
                 Edward D. Jones & Co., L.P.
                 McDonald & Company Securities, Inc.
                 Petrie Parkman & Co.
                 Principal Financial Securities, Inc.
                 Scott & Stringfellow, Inc.
                 Southcoast Capital Corp.
                 Stifel, Nicolaus & Company, Incorporated




                         SALOMON BROTHERS INVESTORS FUND

                              PURCHASE PURSUANT TO
                                RULE 10f-3 OF ICA
                                -----------------


NAME OF STOCK:                              LCC International
DATE OF PURCHASE:                           September 25, 1996
NUMBER OF SHARES PURCHASED:                 19,700
AGGREGATE PURCHASE PRICE:                   $315,200
PRICE PER SHARE:                            $16.00
UNDERWRITING SPREAD:                        $1.12
% GROSS UNDERWRITING SPREAD:                7.00%
SHARES OFFERED:                             5,250,000
TOTAL OFFERING:                             $84,000,000
4% OF OFFERING:                             $3,360,000
3% OF TOTAL ASSETS:                         $14,997,244(3% of 499,908,135)
BROKER:                                     Donaldson, Lufkin & Jenrette




Note: A total of 25,000 shares was purchased by funds in the Salomon Brothers complex for an aggregate purchase price of $400,000.

The above purchase was made in accordance with the procedures adopted by the Board of Directors pursuant to Rule 10(f)3 of the Investment Company Act of 1940, as amended.

101



Underwriters

                 Donaldson, Lufkin & Jenrette Securities Corporation Alex. Brown & Sons Incorporated
                 Oppenheimer & Co., Inc.
                 Bear, Stearns & Co., Inc.
                 Cowen & Company
                 Dean Witter Reynolds Inc.
                 Deutsche Morgan Grenfell / C.J. Lawrence Inc.
                 A.G. Edwards & Sons, Inc.
                 Goldman , Sachs & Co.
                 J.P. Morgan Securities Inc.
                 Morgan Stanley & Co. Incorporated
                 Prudential Securities Incorporated
                 Salomon Brothers
                 Smith Barney, Inc.
                 UBS Securities Inc.
                 Robert W. Baird & Co. Incorporated
                 EVEREN Securities, Inc.
                 Fahnestock & Co. Inc.
                 Gerard Klauer Mattison & Co., LLC
                 Janney Montgomery Scott Inc.
                 Ladenburg, Thalman & Co., Inc.
                 Legg Mason Wood Walker Incorporated
                 McDonald & Company Securities, Inc.
                 Ragen Mackenzie Incorporated
                 Rauscher Pierce Refsnes, Inc.
                 Roney & Co.
                 Wheat First Securities, Inc.
                 Dresdner Kleinwort Benson North America LLC
                 Merrill Lynch & Co,
                 Anderson & Strudwick Incorporated
                 Johston, Lemon & Co. Incorporated
                 Lara Millard & Associates, Ltd
                 Redwine & Company Inc.
                 Robinson-Humphrey Company, Inc.
                 Ryan, Beck & Co,
                 Sands Brothers & Co. Ltd
                 Uterberg Harris




                         SALOMON BROTHERS INVESTORS FUND

                              PURCHASE PURSUANT TO
                                RULE 10f-3 OF ICA
                                -----------------


NAME OF STOCK:                              Univision Communications Inc.
DATE OF PURCHASE:                           September 27, 1996
NUMBER OF SHARES PURCHASED:                 7,700
AGGREGATE PURCHASE PRICE:                   $177,100
PRICE PER SHARE:                            $23.00
UNDERWRITING SPREAD:                        $1.55
% GROSS UNDERWRITING SPREAD:                6.74%
SHARES OFFERED:                             8,170,000
TOTAL OFFERING:                             $187,910,000
4% OF OFFERING:                             $7,516,400
3% OF TOTAL ASSETS:                         $15,028,682(3% of 500,956,070)
BROKER:                                     Donaldson, Lufkin & Jenrette




Note: A total of 10,000 shares was purchased by funds in the Salomon Brothers complex for an aggregate purchase price of $230,000.

The above purchase was made in accordance with the procedures adopted by the Board of Directors pursuant to Rule 10(f)3 of the Investment Company Act of 1940, as amended.

101



Underwriters

                   Donaldson, Lufkin & Jenrette Securities Corporation Goldman , Sachs & Co.
                   Merrill Lynch, Pierce, Fenner & Smith
                   Morgan Stanley & Co. Incorporated
                   Bear, Stearns & Co., Inc.
                   BT Securities Corporation
                   CS First Boston Corporation
                   Alex. Brown & Sons Incorporated
                   Cowen & Company
                   Dean Witter Reynolds Inc.
                   Deutsche Morgan Grenfell / C.J. Lawrence Inc.
                   Dillon, Read & Co., Inc.
                   Hambrecht & Quist LLC
                   Lazard Freres & Co. LLC
                   Lehman Brothers Inc.
                   Montgomery Securities
                   J.P. Morgan Securities Inc.
                   Oppenheimer & Co., Inc.
                   PaineWebber Incorporated
                   Robertson, Stephens & Company LLC
                   Salomon Brothers
                   Smith Barney, Inc.
                   Arnhold & S. Bleichroeder, Inc.
                   Crowell, Weedon & Co.
                   EVEREN Securities, Inc.
                   Furman Selz LLC
                   Gabelli & Company, Inc.
                   Gerard Klauer Mattison & Co., LLC
                   Guzman & Company
                   Interstate / Johnson Lane Corporation
                   Janney Montgomery Scott Inc.
                   Ladenburg, Thalman & Co., Inc.
                   Legg Mason Wood Walker Incorporated
                   McDonald & Company Securities, Inc.
                   The Ohio Company
                   Ormes Capital Markets, Inc.
                   Parker / Hunter Incorporated
                   Ragen Mackenzie Incorporated
                   Raymond James & Associates, Inc.
                   Roney & Co.
                   Sutro & Co., Incorporated
                   Tucker Anthony Incorporated
                   Ambient Capital
                   Hoak Breedlove Wesneski & Co.
                   Johnston Lemon & Co, Ubciroirated
                   Klein Investment Group
                   Robinson-Humphrey Company, Inc
                   Ryan, Beck & Co.
                   Nomura Securities International, Inc.